-------------------------------------------------------------------------------
                       PRESENTATION TO BOARD OF DIRECTORS
-------------------------------------------------------------------------------




                                JANUARY 20, 1998



                        STRICTLY PRIVATE & CONFIDENTIAL







                                 Prepared by Gleacher NatWest January 19, 1998

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


TABLE OF CONTENTS




     SECTION                                                                                        PAGES
        I.       VALUATION ANALYSIS
                      Overview of Proposed Transaction                                                  1
                      Common Stock Trading Performance of Thermadyne                                    2
                      Management Projections                                                            4
                      Summary Valuation                                                                 5
                      Discounted Cash Flow Valuation                                                    6
                      Comparable Company Trading Analysis                                               7
                      Precedent Transaction Analysis                                                    8

       II.       PROPOSED PRO FORMA CAPITAL STRUCTURE
                      Proposed Sources and Uses                                                         9
                      Review of Trading Performance of Precedent Stub Equity Issues                    10

     APPENDIX
                      Comparable Company Trading Analysis


PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


OVERVIEW OF PROPOSED TRANSACTION
($ in Millions, Except Per Share)


o Mercury Acquisition Corp., a holding company formed by DLJ Merchant Banking Partners II and certain of its affiliates, proposes to acquire Thermadyne Holdings Corporation ("Thermadyne" or the "Company"). Pursuant to the Merger Agreement, stockholders may elect, subject to proration provisions, to receive per share held either $34.50 in cash or retain one share of Common Stock of the Company. Under the proration provisions, if all stockholders elect to receive cash, each will receive per share $33.00 in cash and 0.0435 shares of Common Stock in the Company (representing approximately a 13.7% economic ownership in Mercury).(1) Our analysis assumes 0.0435 shares of the Company will have value equal to $1.50, as implied by such proration provisions.

o The $34.50 per share offer represents a 20.5% premium to the unaffected share price of $28.625(2).

                            PROPOSED PRICE                               AGGREGATE PURCHASE PRICE MULTIPLES(3)
                            -------------                         ------------------------------------------------
                                                 PER SHARE
                                                 ---------
Cash Payment to                                                       1997E Revenues            1.55x
Thermadyne Shareholders(4)            $387           $33.00           1997E EBITDA               7.9
Rollover Equity in Newco(5)             17             1.50           1997E EBIT                10.5
Debt Assumed, Net of Cash(6)           407                            1998E Revenues            1.47
                                       ---
Aggregate Purchase Price              $811                            1998E EBITDA               7.6
                                      ====                            1998E EBIT                 9.3

                                                                                 PURCHASE PRICE PER SHARE /
                                                                                 --------------------------
                                                                      1997E EPS(3)              21.2x
                                                                      1998E EPS(3)              15.1

-------------

(1) Economic ownership includes effect of 10% equity warrants to augment Holding Co. Discount Note and PIK Preferred financing for transaction.

(2)  Closing price on Friday, January 16, 1998.

(3)  Source: Management "Base Case" Projections. See page 4.

(4) Represents fully diluted shares outstanding including exercise of 1.07 million employee stock options at an average strike price of $16.84.

(5) Assumes 11,155,611 primary shares outstanding and residual equity interest is worth $1.50 per share.

(6) As per management estimate (on January 15, 1998) of 12/31/97 closing balance sheet: $382.2 million of on-balance-sheet debt (including $24.1 million in unfavorable capital leases and accrual for City of Industry operating lease), $27.3 million of off-balance-sheet A/R secured and $2.5 million of cash.

[THERMADYNE COMMON STOCK PRICE/VOLUME GRAPH OMITTED, DATA INCLUDED IS SET FORTH IN TABLE BELOW]

DATE        PRICE   VOLUME (000's)
----       ------   --------------
1/13/95     11.75          84
1/20/95     11.75           2
1/27/95     11.75           0
2/3/95      12.75           5
2/10/95     14.25          20
2/17/95     14.75           7
2/24/95     14.75           5
3/3/95      14.25          17
3/10/95     14.25           2
3/17/95     14.25           4
3/24/95     14.25           0
3/31/95     14.25           5
4/7/95      14.25           5
4/14/95     13.75          35
4/21/95     14              1
4/28/95     13.125         91
5/5/95      13.625         11
5/12/95     14.375         29
5/19/95     14.625          4
5/26/95     14.25          14
6/2/95      14.5            9
6/9/96      14.5           14
6/16/95     14.5           14
6/23/95     14.25          74
6/30/95     14.125          8
7/7/95      14.75           3
7/14/95     15              6
7/21/95     15.625         28
7/28/95     15.75          10
8/4/95      16.5            8
8/11/96     17.75          53
8/18/95     16.5           62
8/25/96     18.25          33
9/1/95      18.375         59
9/8/95      18             25

9/15/95     18              4
9/22/95     18.5         1496
9/29/95     18             39
10/6/95     17.625        120
10/13/95    17.25        1043
10/20/95    16.875         21
10/27/95    16.375         20
11/3/95     17             17
11/10/95    16.875          8
11/17/95    16.75          12
11/24/95    15.875         46
12/1/95     15.125         24
12/8/95     15.5          299
12/15/95    16.188        151
12/22/95    17.625        244
12/29/95    18.125        169
1/5/96      18             65
1/12/96     17.25          22
1/19/96     16.875         40
1/26/96     16.75         141
2/2/96      17.5           59
2/9/96      17.625        114
2/16/96     17.75          51
2/23/96     18.5           32
3/1/96      18.25          39
3/8/96      17.875         13
3/15/96     18.5           46
3/22/96     18.125         66
3/29/96     18.75         150
4/5/96      19.5          157
4/12/96     18.875         64
4/19/96     21.625        163
4/26/96     24            161
5/3/96      23.125         45
5/10/96     22.5           23
5/17/96     22.125         39
5/24/96     22.25          17
5/31/96     22             38
6/7/96      23            213
6/14/96     22             65
6/21/96     22              6
6/28/96     21.5           35

7/5/96      21              4
7/12/96     22              3
7/19/96     21.625        105
7/26/96     22              7
8/2/96      21.875          5
8/9/96      20.875         10
8/16/96     20.75           2
8/23/96     22             46
8/30/96     20.875         37
9/6/96      20.875          2
9/13/96     20.75           7
9/20/96     20.375        284
9/27/96     22             38
10/4/96     23.375       1016
10/11/96    22.75           7
10/18/96    21.875          2
10/25/96    23.5           17
11/1/96     22.125         14
11/8/96     21.125         17
11/15/96    22.125         34
11/22/96    23.25           3
11/29/96    23.25           2
12/6/96     23.25          56
12/13/96    24.125         32
12/20/96    24.125         39
12/27/96    24.125          1
1/3/97      26.25          63
1/10/97     25.625         28
1/17/97     26             23
1/24/97     25.75          25
1/31/97     25.75           9
2/7/97      26             25
2/14/97     25.75           1
2/21/97     26.125          6
2/28/97     27.875         41
3/7/97      27.625         28
3/14/97     27.625          2
3/21/97     27.625          2
3/28/97     27.125          4
4/4/97      26              5
4/11/97     25.75           3
4/18/97     25.75          12

4/25/97     26.625         99
5/2/97      26             14
5/9/97      26.76          67
5/16/97     26.5            2
5/23/97     26.5            8
5/30/97     27.875          4
6/6/97      27.875         12
6/13/97     28.375         68
6/20/97     29.125         50
6/27/97     30.125         50
7/4/97      31.5           53
7/11/97     29.25          14
7/18/97     30.625         33
7/25/97     30.875         19
8/1/96      29.875         34
8/8/97      30.375         37
8/15/97     29.75         109
8/22/97     29.625          2
8/29/97     31             10
9/5/97      30.125         22
9/12/97     30             37
9/19/97     30             76
9/26/97     30.25          50
10/3/97     29.375        497
10/10/97    29.375        245
10/17/97    29.25         221
10/24/97    30.25         192
10/31/97    30             21
11/7/97     29.563         21
11/14/97    29.625         10
11/21/97    29.375         11
11/28/97    29.375          4
12/5/97     29.25          10
12/12/97    28.75          25
12/19/97    29             14
12/26/97    28.375          4
1/2/98      29             60
1/9/98      28.125         12
1/16/98     28.625         26

[GRAPH OMITTED SHOWING GROWTH OF THERMADYNE COMMON STOCK VERSUS S&P 400 AND COMPOSITE GROUP. THE DATA IN THE GRAPH IS SET FORTH IN THE TABLE BELOW]

DATE           TDHC            S&P 400            COMPOSITE
----           ----            -------            ---------
1/13/95          1               1                    1
1/20/95          1               0.9973               0.9785
1/27/95          1               0.0018               0.9826
 2/3/95          1.0851          1.0184               0.992
2/10/95          1.2128          1.0278               1.0192
2/17/95          1.2553          1.0295               1.0246
2/24/95          1.2553          1.0409               1.0541
 3/3/95          1.2128          1.0388               1.0317
3/10/95          1.2128          1.0506               1.0382
3/17/95          1.2128          1.0645               1.0581
3/24/95          1.2128          1.0781               1.0902
3/31/95          1.2128          1.0833               1.1224
 4/7/95          1.2128          1.09                 1.119
4/14/95          1.1702          1.098                1.1369
4/21/95          1.1915          1.098                1.1651
4/28/95          1.117           1.1125               1.1689
 5/5/95          1.1596          1.1226               1.1787
5/12/95          1.2234          1.134                1.1864
5/19/95          1.2447          1.122                1.1918
5/26/95          1.2128          1.1302               1.19
 6/2/95          1.234           1.1445               1.2001
 6/9/95          1.234           1.1416               1.202
6/16/95          1.234           1.1678               1.2254
6/23/95          1.2128          1.1881               1.2273
6/30/95          1.2021          1.1863               1.2549
 7/7/95          1.2553          1.2117               1.3406
7/14/95          1.2766          1.2231               1.3347
7/21/95          1.3298          1.208                1.3087
7/28/95          1.3404          1.2268               1.3384
 8/4/95          1.4043          1.215                1.3198
8/11/95          1.5106          1.2072               1.3067
8/18/95          1.4043          1.2139               1.3435
8/25/95          1.5532          1.2113               1.3318

  9/1/95         1.5638          1.216                1.3619
  9/8/95         1.5319          1.2365               1.3771
 9/15/95         1.5319          1.2539               1.387
 9/22/95         1.5745          1.2539               1.324
 9/29/95         1.5319          1.2537               1.3319
 10/6/95         1.5             1.2528               1.3041
10/13/95         1.4681          1.253                1.3316
10/20/95         1.4362          1.2634               1.3184
10/27/95         1.3936          1.2497               1.3124
 11/3/95         1.4468          1.2731               1.3491
11/10/95         1.4362          1.2789               1.3432
11/17/95         1.4255          1.296                1.3551
11/24/95         1.3511          1.2958               1.3991
 12/1/95         1.2872          1.3074               1.4259
 12/8/95         1.3191          1.3334               1.3682
12/15/95         1.3777          1.3296               1.3456
12/22/95         1.5             1.3189               1.3358
12/29/95         1.5426          1.3239               1.3466
  1/5/96         1.5319          1.3343               1.3383
 1/12/96         1.4681          1.3007               1.2694
 1/19/96         1.4362          1.3209               1.3152
 1/26/96         1.4255          1.3462               1.3317
  2/2/96         1.4894          1.3778               1.3961
  2/9/96         1.5             1.4191               1.469
 2/16/96         1.5106          1.4044               1.4269
 2/23/96         1.5745          1.4317               1.4834
  3/1/96         1.5532          1.3958               1.4778
  3/8/96         1.5213          1.3801               1.4576
 3/15/96         1.5745          1.4059               1.5215
 3/22/96         1.5426          1.4179               1.5407
 3/29/96         1.5957          1.4053               1.4991
  4/5/96         1.6596          1.436                1.51
 4/12/96         1.6064          1.3988               1.4465
 4/19/96         1.8404          1.4168               1.5654
 4/26/96         2.0426          1.4375               1.5782
  5/3/96         1.9681          1.4164               1.5507
 5/10/96         1.9149          1.4321               1.5525
 5/17/96         1.883           1.4753               1.581
 5/24/96         1.8936          1.4959               1.607
 5/31/96         1.8723          1.4792               1.5819
  6/7/96         1.9574          1.4889               1.57
 6/14/96         1.8723          1.4719               1.5374

 6/21/96         1.8723          1.4751               1.5442
 6/28/96         1.8298          1.4756               1.5746
  7/5/96         1.7872          1.4556               1.5373
 7/12/96         1.8723          1.4273               1.4906
 7/19/96         1.8404          1.4096               1.5206
 7/26/96         1.8723          1.4016               1.4819
  8/2/96         1.8617          1.4579               1.5608
  8/9/96         1.7766          1.4575               1.5852
 8/16/96         1.7766          1.4619               1.5904
 8/23/96         1.8723          1.4662               1.6054
 8/30/96         1.7766          1.4344               1.5709
  9/6/96         1.7766          1.4438               1.5905
 9/13/96         1.776           1.4971               1.6431
 9/20/96         1.734           1.5168               1.6499
 9/27/96         1.8723          1.5102               1.6431
 10/4/96         1.9894          1.5495               1.6693
10/11/96         1.9362          1.5499               1.641
10/18/96         1.8617          1.5714               1.6843
10/25/96         2               1.5446               1.6428
 11/1/96         1.883           1.5449               1.5868
 11/8/96         1.7979          1.6061               1.6478
11/15/96         1.883           1.6222               1.6893
11/22/96         1.9787          1.6444               1.7544
11/29/96         1.9787          1.6595               1.8044
 12/6/96         1.9787          1.6256               1.732
12/13/96         2.0532          1.605                1.64
12/20/96         2.0532          1.6436               1.6831
12/27/96         2.0532          1.662                1.6839
  1/3/97         2.234           1.6552               1.6781
 1/10/97         2.1809          1.6838               1.718
 1/17/97         2.2128          1.7173               1.745
 1/24/97         2.1915          1.701                1.6952
 1/31/97         2.1915          1.7356               1.7616
  2/7/97         2.2128          1.7357               1.7826
 2/14/97         2.1915          1.7717               1.8377
 2/21/97         2.2234          1.7584               1.8275
 2/28/97         2.3723          1.7372               1.7983
  3/7/97         2.3511          1.7582               1.8412
 3/14/97         2.3511          1.7418               1.8936
 3/21/97         2.3191          1.7212               1.8893
 3/28/97         2.3085          1.7062               1.8173
  4/4/97         2.2128          1.6805               1.8127

 4/11/97         2.1915          1.6343               1.7402
 4/18/97         2.1915          1.7046               1.8574
 4/25/97         2.266           1.7047               1.8795
  5/2/97         2.2128          1.8023               1.934
  5/9/97         2.2766          1.8317               1.9819
 5/16/97         2.2553          1.8459               1.9808
 5/23/97         2.2553          1.8876               2.0339
 5/30/97         2.3723          1.8894               2.0756
  6/6/97         2.4149          1.9049               2.0988
 6/13/97         2.3936          1.9839               2.1927
 6/20/97         2.4787          1.9919               2.1905
 6/27/97         2.5638          1.9707               2.182
  7/4/97         2.6809          2.0421               2.2286
 7/11/97         2.4894          2.0474               2.2702
 7/18/97         2.6064          2.0504               2.2779
 7/25/97         2.6277          2.0993               2.3076
  8/1/97         2.5426          2.1089               2.3083
  8/8/97         2.5851          2.0886               2.2026
 8/15/97         2.5319          2.0068               2.1674
 8/22/97         2.5213          2.0609               2.2175
 8/29/97         2.6383          2.0047               2.1556
  9/5/97         2.5638          2.0701               2.1896
 9/12/97         2.5532          2.0547               2.1515
 9/19/97         2.5532          2.1083               2.2001
 9/26/97         2.5745          2.0957               2.1946
 10/3/97         2.5             2.1353               2.2398
10/10/97         2.5             2.1442               2.2705
10/17/97         2.4894          2.0858               2.2402
10/24/97         2.5745          2.0769               2.2661
10/31/97         2.5532          2.0203               2.1558
 11/7/97         2.516           2.0487               2.2368
11/14/97         2.5213          2.0612               2.1875
11/21/97         2.5             2.1313               2.2864
11/28/97         2.5426          2.1054               2.3057
 12/5/97         2.4894          2.1616               2.3685
12/12/97         2.4468          2.0899               2.3144
12/19/97         2.4681          2.0735               2.3495
12/26/97         2.4149          2.0527               2.343
  1/2/98         2.4681          2.139                2.4574
  1/9/98         2.3936          2.0427               2.27

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


MANAGEMENT PROJECTIONS
($ in Millions, Except Per Share Amounts)



o Management's five year sales and cashflow projections under a Base Case and Acquisition Case are highlighted below:


                         1997E     1998E    1999E      2000E     2001E     2002E       5-YEAR CAGR
                         -----     -----    -----      -----     -----     -----       -----------
BASE CASE(1)(2)
---------------
    Sales                $523.2    $552.1   $580.5     $611.9    $645.1    $681.8      5.4%
         % Growth                     5.5%     5.2%      5.4%       5.4%      5.7%
    EBITDA                102.0     106.8    113.8      121.6     130.5     140.7      6.6%
         % Margin          19.5%     19.4%    19.6%      19.9%     20.2%     20.6%

ACQUISITION CASE(1)(3)
----------------------
    Sales                $523.2    $557.1    $598.0    $642.5    $689.5    $740.6      7.2%
         % Growth                     6.5%      7.4%      7.4%      7.3%      7.4%
    EBITDA                102.0     107.7     116.8     126.8     138.1     150.8      8.1%
         % Margin          19.5%     19.3%     19.5%     19.7%     20.0%     20.4%




------------
(1) Source: Management projections.

(2)  Base case assumes no acquisitions consummated.

(3) Acquisition case assumes one acquisition per year at a cost of $10.1 million, with related impact on operating performance, capital expenditures and working capital.

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


SUMMARY VALUATION




                                                        PER SHARE
                     METHODOLOGY                       VALUE RANGE
                     -----------                       ------------
Discounted Cash Flow Analysis........................   $30 - $37
Comparable Company Analysis..........................   $30 - $38
Precedent Transaction Analysis.......................   $32 - $40

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS



o We have analyzed the discounted cash flow value of Thermadyne using Management Base Case and Acquisition Case projections.



                               BASE CASE                                                       ACQUISITION CASE
----------------------------------------------------------------   -------------------------------------------------------
                 VALUE PER SHARE(1)                                                        VALUE PER SHARE(1)
                 ------------------                                                        ------------------
                                     EBITDA EXIT MULTIPLE                                        EBITDA EXIT MULTIPLE
                                  --------------------------                                  ---------------------------
                                   6.75x      7.25x     7.75x                                   6.75x     7.25x   7.75x
                                 -------    -------   -------                                -------   ------- -------
                    10.5%        $32.41     $35.92    $39.44                      10.5%       $32.34    $36.11  $39.87
        WACC(2)                                                      WACC(2)
                     11.5%         30.02      33.38     36.74                      11.5%         29.88    33.48   37.07
                     12.5%         27.75      30.97     34.18                      12.5%         27.53    30.98   34.42



--------

(1) Value Per Share reflects fully diluted shares outstanding net of option proceeds based upon 1.07 million options at an average $16.84 strike price. Assumes $407.0 in net debt.

(2)  Weighted average cost of capital.

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


COMPARABLE COMPANY TRADING ANALYSIS
($ in Millions, Except Per Share)


o We have examined the public trading multiples of cutting and welding industry companies which are generally comparable to Thermadyne. We then applied these multiples to Thermadyne's stand-alone operating statistics to assess the market trading valuation prior to any takeover effects.

                                      MULTIPLE RANGE               AGGREGATE VALUE               SHARE PRICE
                                 ------------------------    --------------------------    ------------------------
 VALUATION PARAMETERS   TDHC        LOW              HIGH       LOW               HIGH       LOW               HIGH
---------------------   ----        ---              ----       ---               ----       ---               ----
1997E EBITDA          $102.0        6.5x      --      7.5x     $663.0      --    $765.0     $22.95     --    $32.09
1997E EBIT              77.1        8.0       --     10.0       616.8      --     771.0      18.81     --     32.63

1998E EBITDA           106.8        6.0       --      7.0       640.8      --     747.6      20.96     --     30.53
1998E EBIT              87.0        7.0       --      9.0       609.0      --     783.0      18.11     --     33.70

1997E EPS               $1.63      12.0       --     14.0                                    19.56     --     22.82
1998E EPS                2.29      10.0       --     12.0                                    22.90     --     27.48


                                                   ===================================================================
                                                     IMPLIED TDHC VALUE RANGE:              $20.55     --     $29.88
                                                   ===================================================================


o In a second step we have applied a 20% to 50% control premium to the mid point unaffected market trading valuation in order to derive an acquisition valuation. The level of control premium applied to the trading value is consistent with the premiums paid in comparable cutting and welding and industrial machinery acquisitions.

=========================================================================
         PREMIUM TO IMPLIED MID-POINT TRADING VALUE OF $25.21
        ------------------------------------------------------
       20%                  30%                 40%                 50%
       ---                  ---                 ---                 ---
      $30.25              $32.77              $35.29               $37.82
=========================================================================

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


PRECEDENT TRANSACTION ANALYSIS(A)
($ in Millions, Except Per Share)



o Although there are no directly comparable precedent acquisition transactions, we have reviewed below certain transactions in the cutting and welding industry and certain industrial machinery transactions.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE VALUE / LTM                      PREMIUM TO
                                               EQUITY    AGGREGATE  -------------------------------------  LTM P/E     UNAFFECTED
       TARGET / ACQUIROR            YEAR       VALUE(B)    VALUE     SALES       EBITDA     EBIT            PAID      MARKET PRICE
       -----------------            ----       --------    -----     -----       ------     ----            ----      ------------
Greenfield Industries / Kennametal  1997        $638.5    $957.8        1.8x      11.8x     16.1x        27.2x          33.9%
Giddings & Lewis / Thyssen AG       1997         675.5     710.5        1.0       11.3      16.7         26.8           57.3
BW/IP / Durco International         1997         446.6     533.8        1.1        8.1(c)   10.5         16.3           14.2
Soudure Autogene Francaise /
L'Air Liquide SA                    1994         NA        81.3         0.7        6.3      11.1         NM(d)          17.3
Esab AB / Charter PLC               1994         439.0     665.0        0.7        8.6      15.2         NM(e)          21.4

                                                      -----------------------------------------------------------------------------
                                                         MEAN           1.1x       9.2x     13.9x        23.4x          28.8%
                                                         MEDIAN         1.0        8.6      15.2         26.8           21.4
                                                      -----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                       MULTIPLE RANGE                   SHARE PRICE(F)
                                               ------------------------       --------------------------
      VALUATION PARAMETERS          TDHC          LOW             HIGH          LOW               HIGH
      --------------------          ----          ---             ----          ---               ----
1997E Sales                        $523.2         1.0x     --     1.1x         $9.50       --     $13.78
1997E EBITDA                        102.0         8.0      --     9.0          33.45       --     41.80
1997E EBIT                           77.1        13.0      --    15.0          48.69       --     61.31
1997E EPS                             1.63       22.0      --    26.0          35.86       --     42.38


                    ---------------------------------------------------------------------------------------
                      IMPLIED THERMADYNE AVERAGE VALUE RANGE:                 $31.88       --    $39.82
                    ---------------------------------------------------------------------------------------

--------

(a)  All numbers adjusted for extraordinary and non-recurring items.

(b)  Value is fully diluted.

(c) Quarterly depreciation and amortization is assumed to be 1/4 of that of fiscal year 1996.

(d)  SAF had net losses of Ffr 12.9m.

(e)  ESAB AB had net losses of SEK 47m.

(f)  Fully diluted share price, assuming $407 million in Thermadyne net debt.

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


PROPOSED SOURCES AND USES(1)
($ in Millions)




-------------------------------------------------------------------------------  -------------------------------------------------
SOURCES(2):                                    % of        % PROPOSED                   USES:
-----------                    $ AMOUNT     STRUCTURE          RATE                     -----                  $ AMOUNT
                               --------     ---------       ----------                                         ----------
Senior Bank Debt(3):              $357        43.9%          8.25%(4)            Purchase F.D. Equity(5):          $387
Senior Subordinated Notes:         205        25.1          10.00                Rollover Equity(6):                 17
Holding Co. Discount Notes(7):      95        11.6          11.75                Refinance Existing Debt(8):        361
PIK Preferred(7):                   50         6.1          13.00                Payment Penalties:                  17
Common Equity(9):                  110        13.2                               Transaction Fees(10):               37
                               --------     ---------                                                          ----------
                                  $818       100.0%                                                                $818
-------------------------------------------------------------------------------  -------------------------------------------------


--------

(1)  Source: DLJ proposed acquisition assumptions.

(2) Includes $1.5 million leveraged management coinvestment in common equity and corresponding $1.5 million loan to management.

(3) Includes $330.0 million New Term Loan, $13.2 million New Revolver Drawdown and $16.0 million in Capital Leases Assumed. Also includes offsetting $1.5 million loan to management.

(4)  Floating Rate.

(5) Includes purchase of 1.07 million option shares at an average strike price of $16.84.

(6) 11,155,611 shares currently outstanding. Assumes $1.7 million of management rollover and $15.0 million of other rollover.

(7) Assumes 3% of equity will be distributed as warrants to Holding Co. Discount Note purchasers and 7% to PIK Preferred purchasers.

(8) Includes Existing Bank Debt of $66.1 million, $99.3 of Existing Senior Debt, $179.3 million of Existing Senior Subordinated Debt and $16.0 million of Capital Leases.

(9) Includes $90.0 million DLJ direct investment, $1.5 million management direct investment, $1.7 million management rollover, $15.0 other rollover and $1.5 million management leveraged coinvestment.

(10) Includes $22.6 million capitalized transaction fees and $14.0 million expensed transaction fees.

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


MARKET PERFORMANCE OF SELECTED PUBLIC RECAPITALIZATIONS


                                                                           STUB VALUE    ANNUALIZED RETURN       ANNUALIZED RETURN
        LEVERAGED BUYOUT SPONSOR-LED                         DATE           AT DATE        ONE YEAR AFTER        THREE YEARS AFTER
          RECAPITALIZATIONS                                EFFECTIVE        EFFECTIVE       EFFECTIVE DATE         EFFECTIVE DATE
       ------------------------------                      ---------        ---------       --------------         ---------------
Living Centers of America (Apollo Mgmt. L.P.)             11/05/97           $16.52           117.4%                 NA
DecisionOne Holdings (DLJ Merchant Banking)               08/07/97            27.00           (23.4)                 NA
Amphenol Corp. (Kohlberg Kravis Roberts & Co.)            05/19/97            28.13           173.1                  NA
Bruno's (Kohlberg Kravis Roberts & Co.)                   08/24/95            10.00            36.3                  NA


       COMPANY-LED RECAPITALIZATIONS
       ------------------------------
Quality Food Centers                                      03/20/95          $22.00             3.4%                  NA
Sealed Air Corporation                                    12/21/89            4.75            29.6                  37.8%
TVX Broadcast Inc.                                        12/15/88            1.38           188.4                   NA(b)
Holiday Corporation                                       04/22/87           17.13            43.8                   NA(c)
Owens Corning Fiberglass Corporation                      11/05/86           12.13            12.4                  26.7
FMC Corporation                                           05/29/86           19.25            87.0                  25.5

-----------------------------------------------------------------------------------------------------------------------------------
MEAN                                                                                          66.8%                 30.0%
MEDIAN                                                                                        40.0                  26.7
-----------------------------------------------------------------------------------------------------------------------------------



--------

(a)  For transactions within the past year, annualized return to date.

(b) In 1991, the Company was acquired by Paramount Communications for $9.50 per share.

(c) In 1990, the Company sold its Holiday Inn division and spun off the remaining company to shareholders.

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


COMPARABLE COMPANY TRADING ANALYSIS(1)



                               P/E MULTIPLE       AGG. VALUE AS A MULTIPLE OF 1997E(3)   AGG. VALUE AS A MULTIPLE OF 1998E(3)
                        --------------------      -----------------------------------  ---------------------------------------
                        1997E(2)    1998E(2)      NET SALES      EBITDA       EBIT      NET SALES       EBITDA        EBIT
                        -------     --------      ---------      ------       ----      ---------       ------        ----
Charter Plc               9.7x(3)     8.2x(3)        0.90x         6.7x        8.7x        0.78x          5.8x          7.3x
Dover Corp.              20.3        17.9            1.84         10.2        12.5         1.68           9.7          11.8
Illinois Tool Works      23.7        21.4            2.81         13.1        15.9         2.61          11.9          14.2
Lincoln Electric(4)      10.5         9.6            0.78          5.4         6.6         0.74           5.1           6.1


      ---------------------------------------------------------------------------------------------------------------------------
        Mean             16.1x       14.3x           1.58x         8.9x       10.9x        1.45x          8.1x          9.8x
        Median           15.4        13.7            1.37          8.5        10.6         1.23           7.7           9.6
      ---------------------------------------------------------------------------------------------------------------------------

ASCEND(5)                17.6x       12.5x           1.34x         6.9x        8.6x        1.27x          6.6x          7.8x


--------

(1)  All figures adjusted for unusual and nonrecurring items.

(2) Source: Institutional Brokers' Estimate System median estimate as of 12/18/97, calendarized for comparative purposes.

(3)  Source: Independent research reports.

(4) Projections assume that depreciation and amortization remain constant over the next two years.

(5) Figures calculated from Ascend non-public "base case" management projections. Data is normalized for accelerated goodwill amortization.

PRESENTATION TO BOARD OF DIRECTORS                                CONFIDENTIAL
------------------------------------------------------------------------------


OPERATING STATISTICS OF COMPARABLE COMPANIES(1)
($ in Millions, Except Per Share)


                                             EBITDA / SALES           EBIT / SALES      3-YR. HISTORICAL CAGR
                              NET SALES  ----------------------   --------------------   ---------------------      TOTAL DEBT /
                                LTM       LTM        3-YR. AVG.    LTM       3-YR. AVG.     EBITDA        EBIT       TOTAL CAP
                                ---       ---        ----------    ---       ----------     ------        ----       ---------
Charter Plc                     $1,546    12.5%        13.5%       10.3%        10.7%         NM%          NM%          85.8%
Dover Corp.                     4,371     16.2         14.8        13.0         11.8          25.5         28.7         32.4
Illinois Tool Works             5,168     21.3         18.8        17.7         15.1          27.6         30.6         27.8
Lincoln Electric                1,147     14.2         13.5        11.8         10.7          14.4         17.9         14.8

                              ---------------------------------------------------------------------------------------------------
                                MEAN      16.1%        15.2%       13.2%        12.1%         22.5%        25.7%        40.2%
                                MEDIAN    15.2         14.2        12.4         11.3          25.5         28.7         30.1
                              ---------------------------------------------------------------------------------------------------

ASCEND(2)                      $  495     20.4%        23.0%       15.0%        11.8%         20.4%        26.0%        170.3%



--------

(1)  All figures adjusted for unusual and nonrecurring items.

(2)  Normalized for accelerated historical goodwill amortization.